J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan Municipal ETF

(each, a “Fund” and together, the “Funds”)

(each, a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated July 3, 2024

to the current Prospectus

Effective immediately, the following language will be added as the last paragraph in each Fund’s “More About the Funds — ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES — Additional Investment Strategies” section of the Funds’ Prospectus:

The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The use of CPI-U swaps is not a principal investment strategy of the Fund.

Effective immediately, within the “More About the Funds — Investment Risks” section of the Funds’ Prospectus, the following risk is added:

CPI-U Strategy Risk. A Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUSES AND PROSPECTUS FOR FUTURE REFERENCE

SUP-USM-ETF-724